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     Janus Equity Income Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ..........................   1

          Statement of Assets and Liabilities ....................   5

          Statement of Operations ................................   6

          Statement of Changes in Net Assets .....................   7

          Financial Highlights ...................................   8

          Notes to Schedule of Investments .......................   9

          Notes to Financial Statements ..........................  10

          Explanation of Charts and Tables .......................  13

--------------------------------------------------------------------------------
Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Equity Income Fund

[PHOTO]
Karen L. Reidy
portfolio manager

Janus Equity Income Fund fell 8.18% for the six months ended April 30, 2001, beating its benchmark, the S&P 500 Index, which lost 12.06%.(1)

Equity markets endured a particularly bumpy ride during the period, buffeted by mounting evidence of an economic slowdown. Stocks sagged under the weight of ongoing corporate profit warnings, declining manufacturing activity, lofty energy prices and waning consumer confidence.

While the Federal Reserve opted not to intervene in November and December, a U.S. economy seemingly on the brink of recession persuaded central bankers in early January to lower interest rates a half-percentage point. When the economic picture continued to deteriorate, Fed policymakers followed that surprise move with three additional half-point cuts. But that aggressive action failed to stem the retreat in share prices. As the period closed, the technology-heavy Nasdaq Composite Index had plunged 58% from last year's high, and the S&P 500 Index and Dow Jones Industrial Average both finished in negative territory.

Although companies able to stay ahead of the market were few and far between, our research-intensive stock-picking approach helped us uncover some truly resilient performers. El Paso Corporation, for instance, has everything we look for in a company: an outstanding management team committed to consistent earnings growth and improving returns on capital. While the world's largest natural gas corporation has benefited from higher energy costs, the diversity of its businesses - one part natural gas producer, one part energy merchant and one part pipeline - assures a reliable revenue stream regardless of the going price for the commodity. Driving home this point, El Paso recently announced it anticipates 20% earnings growth over the next several years. All in all, El Paso's strong business model, with its attractive valuation, add up to a company whose near-term prospects appear bright.

New holding Lexmark International also supported our results. Although personal computer makers have been hard hit as the economy cooled and corporations slashed spending on information technology, the laser and inkjet printer manufacturer's revenues have continued to grow. To be sure, Lexmark reported earnings that topped expectations, driven by healthy sales across every printer segment. What we find particularly appealing, however, are the steady profits generated by its proprietary printer replacement cartridges. Not only is Lexmark a compelling company from a valuation standpoint, but we also believe that, despite sluggish PC sales, demand for its products should remain consistent.

Often our rigorous approach to selecting stocks strengthens our conviction in companies that have hit some bumps along the way but are nevertheless solid, long-term investments. Such is the case with General Electric. The industrial giant faltered when its proposed acquisition of Honeywell International came under extended scrutiny by European Union regulators. Still, our research indicates that with new CEO Jeff Immelt at the helm, GE will meet its 2001 earnings targets as it benefits from extensive digitization efforts as well as a backlog in its "long-cycle" power, medical equipment and jet engine businesses. In the end, we are confident that once closed, the Honeywell deal will be a home run, resulting in significant cross-selling opportunities as well as considerable cost savings going forward.

Marsh & McLennan Companies was another weak performer. The professional services firm is the parent company of Marsh, the world's leading property and casualty insurance firm; Putnam Investments, one of the largest investment management companies in the U.S.; and Mercer Consulting Group, a major global provider of consulting services. Marsh caught our eye last year when premium rates for commercial insurance were on the rise. But it was the corporation's high returns on capital, high free cash flow and attractive valuation that clinched it for us. Although Marsh's Putnam unit boosted its market share in 2000, it recently fell victim to the market's downward pressure. A slowdown in spending on human resources and benefits consulting services also created a headwind for Marsh's Mercer unit, further undermining Marsh's shares. All the same, we continue to be big believers in the company. Therefore, we used this dip to our advantage and increased our position in Marsh & McLennan.

Given the volatility of the last few months, we are working twice as hard - doing the kind of research that gives us the conviction to stick to our guns, even when the market may say otherwise. At the end of the day, we believe our commitment and determination will lead us to the market's next-generation winners.

As I communicated to you earlier in June, your Fund name will change to Janus Core Equity Fund, effective July 31, 2001. My investment discipline, however, remains unchanged.

Thank you for your continued confidence and for your investment in Janus Equity Income Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                     Janus Equity Income Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                82.7%              72.1%
Fixed-Income Securities
  U.S. Government Obligations                            2.2%                 --
  Investment-Grade
    Corporate Bonds                                      0.4%               1.3%
  High-Yield/High-Risk
    Corporate Bonds                                      0.9%               4.1%
  Preferred Stock                                        3.8%               4.6%
Other Securities                                           --               0.4%
Top 10 Equities/Preferred
  (% of Assets)                                         28.5%              26.3%
Number of Stocks                                           68                 72
Cash and Cash Equivalents                               10.0%              17.5%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Diversified Operations                                   9.7%               7.1%
Pipelines                                                6.0%               3.9%
Diversified Financial Services                           5.1%               1.7%
Electronic Components
  - Semiconductors                                       3.5%               3.5%
Chemicals - Diversified                                  3.3%               2.3%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                          5.1%               1.7%
General Electric Co.                                     4.9%               5.1%
El Paso Corp.                                            3.7%               2.4%
Burlington Resources, Inc.                               2.4%               2.5%
Enron Corp.                                              2.3%               1.5%
Automatic Data Processing, Inc.                          2.1%               2.7%
Advanced Micro Devices, Inc.                             2.1%               0.9%
Apple Computer, Inc.                                     2.0%                 --
Anheuser-Busch Companies, Inc.                           2.0%               2.1%
American International Group, Inc.                       1.9%               1.4%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Since 6/28/96*
(11.39)%           21.96%

Janus Equity Income Fund - $26,123
S&P 500 Index - $20,016

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($26,123) as compared to the S&P 500 Index ($20,016).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.7%
Aerospace and Defense - 0.7%
      93,560     Boeing Co. .................................    $     5,782,008

Agricultural Operations - 1.4%
     400,920     Monsanto Co. ...............................         12,408,474

Automotive - Cars and Light Trucks - 2.1%
     424,696     BMW A.G ....................................         14,156,903
      86,935     General Motors Corp. .......................          4,764,907

                                                                      18,921,810

Automotive - Truck Parts and Equipment - 0.8%
     496,515     Delphi Automotive Systems Corp. ............          7,398,073

Beverages - Non-Alcoholic - 0.9%
     189,630     PepsiCo, Inc. ..............................    $     8,307,690

Brewery - 2.0%
     439,390     Anheuser-Busch Companies, Inc. .............         17,571,206

Broadcast Services and Programming - 0.5%
     249,755     AT&T Corp./Liberty Media Group - Class A* ..          3,996,080

Cable Television - 1.0%
     201,148     Comcast Corp. - Special Class A* ...........          8,832,409

Chemicals - Diversified - 3.3%
     312,955     E.I. du Pont de Nemours and Co. ............         14,142,436
     773,135     Lyondell Chemical Co. ......................         12,145,951
     141,320     Olin Corp. .................................          2,678,014

                                                                      28,966,401

See Notes to Schedule of Investments.

2  Janus Equity Income Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Chemicals - Specialty - 1.0%
     190,965     Praxair, Inc. ..............................    $     9,038,373

Commercial Services - Financial - 0.5%
     138,297     Paychex, Inc. ..............................          4,779,544

Computer Aided Design - 1.0%
     414,510     Cadence Design Systems, Inc.* ..............          8,580,357

Computers - 2.0%
     695,355     Apple Computer, Inc.* ......................         17,724,599

Computers - Memory Devices - 2.1%
     306,960     EMC Corp.* .................................         12,155,616
     110,485     VERITAS Software Corp.* ....................          6,586,011

                                                                      18,741,627

Computers - Peripheral Equipment - 1.7%
     250,835     Lexmark International Group, Inc. - Class A*         15,408,794

Cosmetics and Toiletries - 1.0%
     147,320     Procter & Gamble Co. .......................          8,846,566

Data Processing and Management - 2.1%
     342,190     Automatic Data Processing, Inc. ............         18,563,808

Diversified Financial Services - 5.1%
     917,970     Citigroup, Inc. ............................         45,118,225

Diversified Operations - 9.7%
       3,550     Berkshire Hathaway, Inc. - Class B* ........          8,076,250
     900,465     General Electric Co. .......................         43,699,566
      99,725     Illinois Tool Works, Inc. ..................          6,320,570
     131,970     Minnesota Mining and Manufacturing Co. .....         15,705,750
     110,680     Textron, Inc. ..............................          5,868,254
     113,205     Tyco International, Ltd. ...................          6,041,751

                                                                      85,712,141

Electric - Generation - 0.7%
     129,450     AES Corp.* .................................          6,170,882

Electronic Components - Semiconductors - 3.5%
     593,195     Advanced Micro Devices, Inc.* ..............         18,389,045
     123,645     Applied Micro Circuits Corp.* ..............          3,217,243
     245,260     Texas Instruments, Inc. ....................          9,491,562

                                                                      31,097,850

Engines - Internal Combustion - 1.4%
     290,205     Cummins, Inc. ..............................         12,014,487

Finance - Investment Bankers/Brokers - 1.2%
      47,405     Goldman Sachs Group, Inc. ..................          4,318,596
     109,075     Merrill Lynch & Company, Inc. ..............          6,729,928

                                                                      11,048,524

Food - Retail - 1.0%
     161,160     Safeway, Inc.* .............................          8,750,988

Insurance Brokers - 1.6%
     150,570     Marsh & McLennan Companies, Inc. ...........         14,520,971

Life and Health Insurance - 0.3%
      56,695     American General Corp. .....................          2,472,469

Medical - Drugs - 2.2%
     214,335     Bristol-Myers Squibb Co. ...................         12,002,760
     140,330     Pharmacia Corp. ............................          7,333,646

                                                                      19,336,406

Medical - Hospitals - 1.8%
     364,990     Tenet Healthcare Corp.* ....................    $    16,293,154

Medical Instruments - 2.0%
     316,950     Guidant Corp.* .............................         12,994,950
     105,040     Medtronic, Inc. ............................          4,684,784

                                                                      17,679,734

Money Center Banks - 2.1%
     219,370     Bank of America Corp. ......................         12,284,720
     131,145     Bank of New York Company, Inc. .............          6,583,479

                                                                      18,868,199

Motorcycle and Motor Scooter Manufacturing - 1.0%
     190,730     Harley-Davidson, Inc. ......................          8,790,746

Multi-Line Insurance - 2.3%
     200,517     American International Group, Inc. .........         16,402,291
      75,975     PartnerRe, Ltd. ............................          3,725,054

                                                                      20,127,345

Multimedia - 1.5%
     250,873     Viacom, Inc. - Class B* ....................         13,060,448

Oil Companies - Exploration and Production - 2.4%
     449,630     Burlington Resources, Inc. .................         21,227,032

Oil Companies - Integrated - 1.5%
     147,450     Exxon Mobil Corp. ..........................         13,064,070

Pipelines - 6.0%
     479,505     El Paso Corp. ..............................         32,989,944
     328,605     Enron Corp. ................................         20,610,106

                                                                      53,600,050

Retail - Discount - 1.6%
     271,690     Wal-Mart Stores, Inc. ......................         14,057,241

Retail - Jewelry - 0.9%
     246,375     Tiffany & Co. ..............................          7,987,478

Retail - Restaurants - 1.1%
     355,060     McDonald's Corp. ...........................          9,764,150

Semiconductor Components/Integrated Circuits - 2.5%
     226,555     Linear Technology Corp. ....................         10,883,702
     217,680     Maxim Integrated Products, Inc.* ...........         11,123,448

                                                                      22,007,150

Semiconductor Equipment - 1.5%
     235,735     Applied Materials, Inc.* ...................         12,871,131

Soap and Cleaning Preparations - 0.6%
     410,325     Reckitt Benckiser PLC ......................          5,598,006

Super-Regional Banks - 1.0%
     426,558     U.S. Bancorp ...............................          9,034,498

Telecommunication Equipment - 1.2%
      28,665     Nokia Oyj ..................................            947,901
     278,908     Nokia Oyj (ADR) ............................          9,535,865

                                                                      10,483,766

Toys - 0.9%
     467,135     Mattel, Inc. ...............................          7,544,230
--------------------------------------------------------------------------------
Total Common Stock (cost $683,266,531) ......................        732,169,190
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                     Janus Equity Income Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 1.3%
Brewery - 0.1%
$    780,000     Anheuser-Busch Companies, Inc., 6.00%
                   notes, due 4/15/11 .......................    $       765,375

Broadcast Services and Programming - 0.3%
   2,743,000     Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ...............................          2,856,149

Cellular Telecommunications - 0.9%
   3,785,000     Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 ...............          3,132,087
   4,267,000     VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          4,864,380

                                                                       7,996,467
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $12,295,571) ....................         11,617,991
--------------------------------------------------------------------------------
Preferred Stock - 3.8%
Automotive - Cars and Light Trucks - 0.9%
      23,760     Porsche A.G ................................          7,772,756

Cable Television - 0.4%
      64,610     Cox Communications, Inc., convertible, 7.00%          3,954,132

Electric - Integrated - 1.8%
     208,135     Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................         16,078,429

Publishing - Newspapers - 0.7%
      50,455     Tribune Co., convertible, 2.00% ............          5,896,171
--------------------------------------------------------------------------------
Total Preferred Stock (cost $32,277,954) ....................         33,701,488
--------------------------------------------------------------------------------
U.S. Government Obligations - 2.2%
U.S. Government Agencies - 1.7%
                 Fannie Mae:
$  2,360,000       4.75%, due 11/14/03 ......................          2,352,070
   8,400,000       6.375%, due 6/15/09 ......................          8,644,440
                 Federal Home Loan Bank System
   4,050,000       5.00%, due 2/28/03 .......................          4,075,313

                                                                      15,071,823

U.S. Treasury Bonds - 0.5%
   2,520,000       7.25%, due 5/15/16 .......................          2,881,444
   1,680,000       6.125%, due 8/15/29 ......................          1,733,357

                                                                       4,614,801
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $20,063,571) ........         19,686,624
--------------------------------------------------------------------------------
Repurchase Agreement - 4.7%
  42,000,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $42,005,413
                   collateralized by $144,121,806 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with a
                   value of $42,840,020 (cost $42,000,000) ..         42,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.7%
                 Household Finance Corp.
$ 41,500,000       4.65%, 5/1/01
                   (amortized cost $41,500,000) .............    $    41,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $831,403,627) - 99.4% .........        880,675,293
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6%          4,824,309
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   885,499,602
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.1%          $     9,766,805
Finland                                            1.2%               10,483,766
Germany                                            2.5%               21,929,659
United Kingdom                                     0.6%                5,598,006
United States++                                   94.6%              832,897,057
--------------------------------------------------------------------------------
Total                                            100.0%          $   880,675,293

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Equity Income Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $    831,404

Investments at value                                                $    880,675
  Cash                                                                       601
  Receivables:
    Investments sold                                                       3,572
    Fund shares sold                                                       3,901
    Dividends                                                                449
    Interest                                                                 776
  Other assets                                                                 2
--------------------------------------------------------------------------------
Total Assets                                                             889,976
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  2,902
    Fund shares repurchased                                                  634
    Advisory fees                                                            447
    Transfer agent fees and expenses                                         108
  Accrued expenses                                                           385
--------------------------------------------------------------------------------
Total Liabilities                                                          4,476
--------------------------------------------------------------------------------
Net Assets                                                          $    885,500
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           44,922

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      19.71
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                     Janus Equity Income Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $      3,868
  Dividends                                                                4,635
  Foreign tax withheld                                                      (17)
--------------------------------------------------------------------------------
Total Investment Income                                                    8,486
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            2,983
  Transfer agent fees and expenses                                           983
  Registration fees                                                           66
  Postage and mailing expenses                                                71
  Custodian fees                                                              48
  Printing expenses                                                          113
  Audit fees                                                                   5
  Trustees' fees and expenses                                                  3
  Other expenses                                                              12
--------------------------------------------------------------------------------
Total Expenses                                                             4,284
Expense and Fee Offsets                                                     (95)
Net Expenses                                                               4,189
Net Investment Income/(Loss)                                               4,297
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (45,620)
  Net realized gain/(loss) from foreign currency transactions                104
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                    (42,553)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  (88,069)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $   (83,772)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Equity Income Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      4,297   $      6,589
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (45,516)        136,524
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 (42,553)       (63,098)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (83,772)         80,015
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (4,706)        (5,648)
  Net realized gain from investment transactions*                   (105,881)       (20,913)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (110,587)       (26,561)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         188,788        816,531
  Reinvested dividends and distributions                              106,122         25,544
  Shares repurchased                                                (241,554)      (650,345)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                53,356        191,730
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (141,003)        245,184
Net Assets:
  Beginning of period                                               1,026,503        781,319
--------------------------------------------------------------------------------------------
  End of period                                                  $    885,500   $  1,026,503
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $    881,137   $    827,781
  Accumulated net investment income/(loss)*                               947          1,356
  Accumulated net realized gain/(loss) from investments*             (45,851)        105,546
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      49,267         91,820
--------------------------------------------------------------------------------------------
                                                                 $    885,500   $  1,026,503
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           9,127         32,801
  Reinvested distributions                                              5,203          1,056
--------------------------------------------------------------------------------------------
Total                                                                  14,330         33,857
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (11,736)       (26,141)
Net Increase/(Decrease) in Fund Shares                                  2,594          7,716
Shares Outstanding, Beginning of Period                                42,328         34,612
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      44,922         42,328
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $    482,770   $  1,060,236
  Proceeds from sales of securities                                   464,031      1,026,826
  Purchases of long-term U.S. government obligations                   20,073             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                     Janus Equity Income Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year or
period ended October 31                          2001          2000            1999          1998          1997         1996(2)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    24.25    $    22.57      $    15.59    $    13.98    $    11.29    $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .10           .15             .14           .05           .09           .07
  Net gains on securities
    (both realized and unrealized)                (2.00)          2.25            7.17          2.47          3.11          1.25
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (1.90)          2.40            7.31          2.52          3.20          1.32
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.11)         (.14)           (.15)         (.03)         (.12)         (.03)
  Distributions (from capital gains)              (2.53)         (.58)           (.18)         (.88)         (.39)            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (2.64)         (.72)           (.33)         (.91)         (.51)         (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    19.71    $    24.25      $    22.57    $    15.59    $    13.98    $    11.29
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    (8.18)%        10.65%          47.22%        19.21%        29.46%        13.20%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $  885,500    $1,026,503      $  781,319    $  200,782    $   74,325    $   30,429
Average Net Assets for the Period
  (in thousands)                              $  925,512    $1,019,261      $  571,009    $  133,613    $   46,054    $   21,424
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.93%         0.95%           1.02%         1.21%         1.48%         1.79%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.91%         0.93%           1.01%         1.18%         1.45%         1.71%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                   0.94%         0.65%           0.81%         0.41%         0.62%         3.09%
Portfolio Turnover Rate**                           116%          116%             81%          101%          180%          325%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from June 28, 1996 (inception) to October 31, 1996.
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Equity Income Fund  April 30, 2001

Notes to Schedule of Investments


*    Non-income-producing security

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                     Janus Equity Income Fund  April 30, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Equity Income Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Equity Income Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually.

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                    Janus Equity Income Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                  $937                   $703           $143,511
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
          $836,058,855      $83,234,609      $(38,618,171)    $44,616,438
--------------------------------------------------------------------------------

12  Janus Equity Income Fund  April 30, 2001

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                                    Janus Equity Income Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Equity Income Fund  April 30, 2001

Notes

                                    Janus Equity Income Fund  April 30, 2001  15

Notes

16  Janus Equity Income Fund  April 30, 2001

Notes

                                    Janus Equity Income Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                      EI55-06/01